

Brooks

Investor Presentation

May 21, 2014

Safe Harbor Statement

Brooks

"Safe Harbor" Statement under the U.S. Private Securities Litigation Reform Act of 1995; certain matters in this presentation, including forecasts of future demand and future Company performance, are forward-looking statements that are subject to risks and uncertainties that could cause actual results to materially differ, either better or worse, from those projected. Further discussions of risk factors are available in the Company's most recent SEC filings, including the annual report on Form 10-K for the fiscal year ended September 30, 2013 and any subsequent quarterly reports on Form 10-Q. The Company assumes no obligation to update the information in this presentation.

Regulation G

This presentation contains certain non-GAAP measures which are provided to assist in an understanding of the Brooks business and its operational performance. These measures should always be considered in conjunction with the appropriate GAAP measure. Reconciliations of all non-GAAP amounts to the relevant GAAP amount are provided as an attachment to this presentation.

Driving Performance. Positioned for Profitable Growth.

Market position: Automation and Cryogenics for semiconductor manufacturing	Market position: Life Sciences division	Focus: Last three years	Outlook: Next 3-5 years
#1	**#1**	**Improved / more consistent performance**	**Profitable growth**







Driving Performance. Positioned for Profitable Growth.

- Driving performance

- Building on two strong platforms

- Delivering profitable growth







Brooks Automation – At a Glance

- Market leader in two technology segments
  - capital equipment for semiconductor manufacturing
  - life science biological sample storage
- Based in Chelmsford, MA
  - operations in 11 countries spanning N. America, Europe and Asia
  - 1,600 employees
  - sales in 60 countries
- Market cap: ~$650M
- FY 2013 revenue: $451M
  - non-GAAP EPS $0.20
  - dividends per share of $0.32 annually
  - strong balance sheet: $173M cash & marketable securities







Enable Improved Results in Controlled Operating Environments

Brooks

Technologies



Contaminant-free precision automation



Cryogenics



Vacuum creation

Markets

Semiconductor Capital Equipment

- Precision handling
  - atmospheric & vacuum robots
  - integrated automation systems
- Clean wafer environments
- Vacuum creation
  - cryogenic pumps
  - cryochillers
- Services



Life Science Bio-Sample Management and Storage

- Complete automated sample management
  - consumables
  - automated storage
  - instruments
  - service



Precise, reliable handling of sensitive materials in controlled environments

Strategic Focus to Improve Performance – Last Three Years

Brooks

1 Strengthen core semiconductor business	• Extend market leadership • Expand margins • Reduce costs, working capital
2 Apply core technologies to Life Sciences market	• Selective acquisitions • Establish leadership • Invent next gen automated systems

Our goal:

Improved performance and extend leadership in each market

EXECUTION

A Company on the Move to Higher Value and Higher Growth

Brooks

2011

- Acquired RTS for $3M (Life Sciences)
- Acquired Nexus for $85M (Life Sciences)
- Established $0.08 per share quarterly dividend
- Divested of Contract Manufacturing for $78M

2014

- Acquired 22% of BioCision for $4M (Life Sciences)
- Acquired DMS for $31M (Semi)
- Divested of Granville-Phillips instrumentation for $87M

In Semi Market with a range of offerings



In Semi Market and Life Sciences with leadership offerings

- Acquired Crossing Automation for $59M (Semi)
- Acquired Matrical for $9M (Life Sciences)

2012/13

More to come

Investing for Growth

R&D Investment to Capture Share


$49M
$29M
+75%
Sustaining
New Technologies
New Solutions
FY2010
FY2013

R&D Segmented


Life Sciences
Next Gen
Life Science
Semi

Driving Performance. Positioned for Profitable Growth.

- Driving performance

- Building on two strong platforms

- Delivering profitable growth







Building on Two Strong Platforms

Brooks

Brooks

Semiconductor Capital Equipment



- $1.5B market for automation and cryogenics
- FY 2013 Revenue: $408M
- Adjusted gross margin: 34%

Life Science Biological Sample Storage



- $500M market growing to $1B by 2018
- FY 2013 Revenue: $43M
- Adjusted gross margin: 42%

Core Competencies

- Robotic automation
- Cryogenics

MARKET POSITIONING

Leader in Specialized Markets for Semiconductor Capital Equipment

30% share of $1.5B market



Front End Tool Automation **#1**



Wafer Level Factory Automation **#1**



Vacuum System Automation **#1**



Cryogenic Pumps **#1**



FOUP Cleaners **#1**

FOUP = Front Opening Unified Pod Wafer Carrier

Brooks Expands Offerings with FOUP Cleaners

- Contamination management is a critical element of yield enhancement


Cost / Performance Increase
≤ 9 nm node
≥ 1x nm node
≥ 2x nm node
≥ 3x nm node
Wafer cleans
Control delay time
Inert gas purge
FOUP cleans
Vacuum transfer between processes
Existing product
Acquired
In development

Anticipate $40M revenue in 2015

FOUP = Front Opening Unified Pod Wafer Carrier

Strong Customer Relationships

Brooks

More than 200 OEM Customers

Fabrication Equipment Manufacturers

APPLIED MATERIALS
TOKYO ELECTRON
Veeco
TES
Lam RESEARCH
EUGENE TECHNOLOGY
ASM
SPTS
Ultratech
Canon
ASML
EVG
KLA Tencor
NOVA partnering for process control
AIXTRON



Semiconductor Device Makers

tsmc
SK hynix
SMIC
GLOBALFOUNDRIES
infineon
SAMSUNG
UMC
Micron
TOSHIBA



Building on Two Strong Platforms

Brooks

Semiconductor Capital Equipment



- $1.5B market for automation and cryogenics
- FY 2013 Revenue: $408M
- Adjusted gross margin: 34%

Life Science Biological Sample Storage



- $500M market growing to $1B by 2018
- FY 2013 Revenue: $43M
- Adjusted gross margin: 42%

Core Competencies

- Robotic automation
- Cryogenics

Life Sciences - A Natural Fit for Brooks

Brooks

	Advantages
Leverages core expertise and proprietary technology	☑
Technology synergy	☑
Large market of $500M growing to $1B by 2018	☑
Growth market ~20% annually	☑
Fragmented industry, lacking leadership	☑
Science requires higher reliability and quality of samples, increasing the requirements in the "cold chain of condition"	☑

The Need for Automated Bio Sample Storage

Brooks

Manual Storage
20th Century Technology

- Stored in freezers and handled manually
- Sample degradation
- Traceability concerns



Automated Sample Storage
21st Century Technology

- Demand increasing exponentially
  - personalized medicine
- >1B samples worldwide
  - blood, tissue, cells
- Automated systems ensure quality and integrity



MARKET OPPORTUNITY

Targeting a Large Growing Market

Brooks

Cold Sample Storage Systems – Addressable Market



~$1B
~$500M
~20%
CAGR
Automated
Manual
2013
2018E



MARKET POSITIONING

Established Relationships in a Growth Space

Brooks

More than 100 Customers

Top 20 Pharmas and Biotechs use the Compound Store

Boehringer Ingelheim
MERCK
Genentech
MERCK SERONO
AstraZeneca
NOVARTIS
Bayer
DAINIPPON SUMITOMO PHARMA
BASF The Chemical Company
Lilly
Pfizer
NATIONAL INSTITUTES OF HEALTH



Bio Sample Stores are in the Leading Research Centers

NOVARTIS
H. LEE MOFFITT Cancer Center & Research Institute
PIONEER.
THE SCRIPPS RESEARCH INSTITUTE
NATIONAL CANCER INSTITUTE
Boehringer Ingelheim
FUDAN UNIVERSITY 1905
MAYO CLINIC
Pfizer
ASU ARIZONA STATE UNIVERSITY
KAISER PERMANENTE.
MYRIAD.



Successful Launch of First Brooks-Developed Product

Brooks

Best Expertise from Acquisitions

- 3 acquisitions since 2011
- 100 customers including Top 20 pharma companies



+

Unique Brooks Expertise

- Robotics and cryogenic capabilities



New Product Family: Twinbank



- ✓ Market leading reliability
- ✓ Modular
- ✓ Next generation

12 month backlog: Total Life Sciences $46M, including Twinbank $19M

Driving Performance. Positioned for Profitable Growth.

- Driving performance
- Building on two strong platforms
- Delivering profitable growth







Key Performance Drivers Going Forward

1. Extend leadership in core Semiconductor and Adjacent markets
2. Rapid growth of Life Sciences division
3. Drive margin expansion
4. Disciplined capital deployment



1. Extend Leadership in Core Semiconductor and Adjacent Markets

Sources of Growth in the Next 5 Years

Current / Near Term



MEMS



LED SS Lighting

Next Wave



Wafer Level Packaging



14nm, 10nm

Emerging



450mm wafer



EUV lithography

2. Rapid Growth of Life Sciences Division

Brooks

Organic Revenues


$120M
$80M
$43M
FY2013
FY 2015 Breakeven Target
FY 2017 Goal

Key Drivers

- ☑ Market demand growth
- ☑ New Twinbank product platform – shipped 2014
- ☑ Developing new ultra-low temperature system – beta in 2015



2. Rapid Growth of Life Science Division

Brooks

Market Segments We are Targeting – Near Term


Large
1M
tubes
Sample
Capacity
250k
tubes
Small
Twinbank
Product Platform
New product
in
development
-20℃
-80℃
-150℃
Temperature

2018
Size of target segments:

Twinbank = $230M

Ultra-Low = $165M

First mover advantage: solution for growing opportunity:

- small ultra-low temperature systems

3. Drive Margin Expansion and Build a Business Model with Resilience and Growth Capability

Brooks

$ millions	LTM ending March 31, 2014		2017 Target Model
	Expanded market and capabilities		Improved base performance and incremental yield
Addressable market	$2.4B	→	$3.1B
Total revenue	$494M	→	$570–$660M
Life Sciences revenue %	9%	→	18–21%
Gross margin %	36%	→	40%
R&D spend	$52M	→	$50M
Adjusted EBITDA	$55M	→	$100 –135M
%	11%	→	16–21%
Cash balance	$192M	→	$350–450M

Results from Continuing Operations

4. Disciplined Capital Deployment

Brooks

Disciplined capital deployment

Organic Growth

- Invest in R&D, ~$50M annually

Acquisitions

- Semiconductor and Life Sciences
- ROIC

Shareholder Value

- Currently $0.32 dividend annually

Key 2014 Milestones

Brooks

- Continued improvement in margin ☑
- Life Sciences Revenue – Steady growth at +25% YtY ☐
- Life Science Backlog – High growth at +40% YtY ☐
- Tier 1 OEM / End User / Other OEM Design Wins: 12 ☐
- Break-even Life Sciences business in ~~Q1 '15~~ Q3 '14 ☐





Operating Performance and Guidance

Brooks

$ Millions	Results FY13	Results Q2 FY14	Guidance Q3 FY14
Brooks Revenue	$422	$126	$115-119
Gross Margin %	*33.5%*	*36.0%*	*36%*
Adjusted EBITDA	$29	$13	$7-9
Operating Cash Flow	$54	$27	
Non-GAAP Diluted EPS			
Continuing Operations	*$0.11*	*$0.06*	*$0.04-$0.07*
DMS (April 30 acquisition)			*-$0.03*
Total Q3 FY14			$0.01-$0.04
Dividends Per Share Returned to Shareholders	$0.32	$0.08	$0.08*

FY13 and Q2 FY14 results restated as continuing operations excluding the discontinued operations of the Granville-Phillips business.
Please see the reconciliations of GAAP results to these Non-GAAP measures on our Investor Relations pages at www.brooks.com.
These non-GAAP measures exclude amortization of intangibles, restructuring, other one time gains or charges, and results from discontinued operations. Adjusted EBITDA also excludes stock compensation.

* Dividend approved by the Board of Directors to be paid on June 27, 2014 to common stockholders of record on June 6, 2014.

Driving Improved Performance. Positioned for Profitable Growth.

Strengthened the Business

- ✓ Expanded margins
- ✓ Built new division



Leveraging Two Platforms

- ✓ Both market leaders
- ✓ All the resources to grow



Semiconductors

Life Science



Positioned for Long Term Profitable Growth

- ✓ Launching multiple new products
- ✓ Focused on Shareholder returns



3-5 years

Brooks



Additional Info and GAAP to Non-GAAP Reconciliations

May 2014

Where We Are Today

Brooks

- ☑ Concentrating on core, strategic capabilities
  - divested non-core businesses - contract manufacturing and instruments
  - invested $200M in acquisitions, primarily funded from divestments
- ☑ Improved cost and gross margin
  - up ~400 bps in past year
- ☑ Investing in strategic innovation
  - expanded R&D from $29M to $50M
  - engineers from 200 to >300
- ☑ Driving for cyclical resilience
  - delivered improved operating cash flow
  - $54M in FY2013, up from $36M in FY2012
- ☑ Delivering shareholder returns
  - established & maintained dividend
  - yield ~3%







Why We are Confident about the Future of our Life Science Business

- ☑ Market growing at 20%+ annually
- ☑ Brooks → market leader, invests most in R&D
- ☑ Launching next generation product family
- ☑ Continuous backlog expansion







Extending Leadership in Core Semiconductor and Adjacent Markets

Brooks

Divestment: Granville-Phillips Instruments

- $28M revenue in 2013
- Steady revenue
- #3 in the market
- EPS: ~ $0.08 per year
- Sold: $87M *

Acquisition: DMS Automated FOUP Cleaners

- $28M revenue in 2013
- Growth to $40M in 2015
- #1 in market
- EPS: ~ $0.06 in ‘15, $0.11 in ’17
- Purchased: $31M **



Moved to growth space

Added to core Automation portfolio

Improved earnings profile

Netted $50M cash





* In definitive agreement to sell, pending regulatory approval.

* * $31M negotiated purchase price + preliminary $5.9M working capital adjustment

GAAP to Non-GAAP Reconciliation
Revenue

Brooks

	FY13			
Dollars in millions	**Brooks Automation, Inc.**	**Brooks Product Solutions**	**Brooks Global Services**	**Brooks Life Science Systems**
GAAP revenue	$ 422.4	$ 290.5	$ 88.6	$ 43.3
Non-GAAP adjustments:				
Revenue from discontinued operations	28.5	27.4	1.1	-
Non-GAAP revenue	$ 451.0	$ 317.9	$ 89.7	$ 43.3

GAAP to Non-GAAP Reconciliation
Consolidated Gross Profit and Gross Profit Margin

Brooks

Dollars in millions	FY13 $	FY13 %	Q2 FY14 $	Q2 FY14 %
GAAP gross profit	$ 132.3	31.3%	$ 44.3	35.2%
Non-GAAP adjustments:				
Amortization of intangible assets	4.1	1.0%	0.9	0.7%
Impairment of intangible assets	1.9	0.5%	-	0.0%
Purchase accounting impact on inventory and contracts acquired	3.0	0.7%	0.1	0.1%
Non-GAAP gross profit - Continuing Operations	141.3	33.5%	45.3	36.0%
Non-GAAP gross profit - Discontinued Operations	13.9	1.0%	3.5	0.6%
Non-GAAP gross profit - Aggregate View	$ 155.3	34.4%	$ 48.8	36.6%

GAAP to Non-GAAP Reconciliation
Consolidated Operating Profit and Operating Margin

Brooks

Dollars in millions	FY13 $	FY13 %	Q2 FY14 $	Q2 FY14 %
GAAP operating profit	$ (17.2)	(4.1%)	$ 2.4	1.9%
Non-GAAP adjustments:				
Amortization of intangible assets	9.8	2.3%	2.4	1.9%
Impairment of intangible assets	1.9	0.0%	-	0.0%
Purchase accounting impact on inventory and contracts acquired	3.0	0.7%	0.1	0.1%
Restructuring charges	6.4	1.5%	0.8	0.6%
Merger costs	0.9	0.2%	0.2	0.1%
Non-GAAP operating profit - Continuing Operations	4.9	1.2%	5.8	4.6%
Non-GAAP operating profit - Discontinued Operations	8.6	1.8%	1.8	1.1%
Non-GAAP operating profit - Aggregate View	$ 13.5	3.0%	$ 7.7	5.8%

GAAP to Non-GAAP Reconciliation
Net Income and Earnings per Share

Brooks

Dollars in millions, except earnings per share	FY13 $	FY13 per diluted share	Q2 FY14 $	Q2 FY14 per diluted share
Net income attributable to Brooks	$ (2.2)	$ (0.03)	$ 3.2	$ 0.05
Non-GAAP adjustments, net of tax:				
Amortization of intangible assets	7.0	0.11	1.6	0.02
Impairment of intangible assets	1.3	0.02	-	-
Purchase accounting impact on inventory and contracts acquired	2.2	0.03	0.1	-
Restructuring charges	4.6	0.07	0.5	0.01
Merger costs	0.6	0.01	0.1	-
Gain on sale of building	(0.7)	(0.01)	-	-
Non-GAAP net income - Aggregate View	12.9	0.20	5.5	0.08
Non-GAAP net income - Discontinued Operations	5.5	0.09	1.2	0.02
Non-GAAP net income - Continuing Operations	$ 7.4	$ 0.11	4.3	$ 0.06

GAAP to Non-GAAP Reconciliation
EBITDA and Adjusted EBITDA

Brooks

Dollars in millions	FY13	Q2 FY14
Net income attributable to Brooks	$ (2.2)	$ 3.2
Non-GAAP adjustments:		
Interest income	(1.0)	(0.3)
Interest expense	0.0	-
Income tax provision	(2.2)	1.8
Depreciation	14.0	3.1
Amortization of intangible assets	10.1	2.4
EBITDA	18.7	10.2
Impairment of intangible assets	2.0	-
Purchase accounting impact on inventory and contracts acquired	3.0	0.1
Stock-based compensation	7.8	3.8
Restructuring charges	6.5	0.8
Merger costs	0.9	0.2
Gain on sale of building	(1.0)	
Adjusted EBITDA - Aggregate View	37.9	15.0
Adjusted EBITDA - Discontinued Operations	9.0	1.9
Adjusted EBITDA - Continuing Operations	$ 28.8	$ 13.1